SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 18, 2003



                             Charming Shoppes, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                 (State or Other Jurisdiction of Incorporation)




        0-7258                                          23-1721355
(Commission File Number)                    (I.R.S. Employer Identification No.)




     450 Winks Lane, Bensalem, PA                                      19020
(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 245-9100
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

     On March 18, 2003 the Company announced its earnings for the fourth quarter and fiscal year ended February 1, 2003. The earnings announcement included the following disclosure:

     Related to the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board, Issue 02-16, "Accounting by a Reseller for Cash Consideration Received from a Vendor," the Company elected to early adopt the provisions of the EITF retroactive to the first quarter of fiscal 2003. This change in accounting had the following impact on our reported results for fiscal 2003:

1. A portion of cash received from vendors is deferred and remains in inventory until the product is sold. As of February 1, 2003, $7,944,000 of cash received from vendors has been deferred into inventory and will be recognized as inventory is sold.

2. The Company recorded a charge of $5,123,000 (net of income taxes of $2,758,000) or $0.04 per diluted share that represents the cumulative effect of this accounting change for the deferral of cash received from vendors as of the beginning of fiscal 2003. The impact of the adoption of EITF 02-16 for the fourth quarter and year ended February 1, 2003 was an increase to cost of goods sold of $361,000 and $216,000, respectively.

     The tables on the following pages present the Company's results of operations for the Company's fiscal quarters and year-to-date periods ended May 4, 2002, August 3, 2002, and November 2, 2002 as originally included in the Reports on Form 10-Q as filed for the respective fiscal quarters and as restated for the adoption of EITF 02-16 as of February 2, 2002. NEITHER THE FURNISHING OF THIS INFORMATION, NOR THE POSTING OF THE INFORMATION ON THE COMPANY'S WEBSITE IS INTENDED TO, AND DOES NOT, CONSTITUTE A DETERMINATION BY THE COMPANY THAT THE INFORMATION IS MATERIAL OR THAT THE DISSEMINATION OF THE INFORMATION IS REQUIRED BY REGULATION FD.

                     Charming Shoppes, Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

                                                                                 Thirteen Weeks Ended
                                                                                     May 4, 2002
(in thousands, except per share amounts)                                     As Reported       Restated
                                                                             -----------       --------
Net sales .................................................................    $630,616        $630,616
                                                                               --------        --------

Cost of goods sold, buying, and occupancy expenses ........................     438,808         437,235
Selling, general, and administrative expenses .............................     159,156         159,156
                                                                               --------        --------
Total operating expenses ..................................................     597,964         596,391
                                                                               --------        --------

Income from operations ....................................................      32,652          34,225

Other income, principally interest ........................................         444             444
Interest expense ..........................................................      (6,802)         (6,802)
                                                                               --------        --------

Income before income taxes and cumulative effect of accounting changes ....      26,294          27,867
Income tax provision ......................................................      10,044          10,656
                                                                               --------        --------
Income before minority interest and cumulative effect of accounting changes      16,250          17,211
Minority interest in net loss of consolidated subsidiary,
     net of income taxes of $37 ...........................................          61              61
                                                                               --------        --------

Income before cumulative effect of accounting changes .....................      16,311          17,272
Cumulative effect of accounting changes ...................................     (43,975)        (49,098)
                                                                               --------        --------

Net loss ..................................................................    $(27,664)       $(31,826)
                                                                               ========        ========

Basic net income (loss) per share:
Income before cumulative effect of accounting changes .....................      $ 0.15          $ 0.15
Cumulative effect of accounting changes ...................................       (0.39)          (0.44)
                                                                                 ------          ------
     Net loss .............................................................      $(0.25)(a)      $(0.28)(a)
                                                                                 ======          ======

Net income (loss) per share, assuming dilution:
Income before cumulative effect of accounting changes .....................      $ 0.14          $ 0.14
Cumulative effect of accounting changes ...................................       (0.35)          (0.39)
                                                                                 ------          ------
     Net loss .............................................................      $(0.21)         $(0.24)(a)
                                                                                 ======          ======

(a) Results do not add due to rounding

                     Charming Shoppes, Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

                                                          Thirteen Weeks Ended         Twenty-six Weeks Ended
                                                             August 3, 2002                August 3, 2002
                                                             --------------                --------------
(in thousands, except per share amounts)              As Reported       Restated      As Reported      Restated
                                                      -----------       --------      -----------      --------
Net sales........................................       $638,307        $638,307       $1,268,923     $1,268,923

Cost of goods sold, buying, and occupancy
     expenses....................................        441,246         441,376          880,054        878,611
Selling, general, and administrative expenses....        151,391         151,391          310,547        310,547
                                                        --------        --------       ----------     ----------
Total operating expenses.........................        592,637         592,767        1,190,601      1,189,158
                                                        --------        --------       ----------     ----------

Income from operations...........................         45,670          45,540           78,322         79,765

Other income, principally interest...............            719             719            1,163          1,163
Interest expense.................................         (5,678)         (5,678)         (12,480)       (12,480)
                                                        --------        --------       ----------     ----------

Income before income taxes and cumulative
     effect of accounting changes................         40,711          40,581           67,005         68,448
Income tax provision.............................         15,552          15,501           25,596         26,157
                                                        --------        --------       ----------     ----------
Income before minority interest and cumulative
     effect of accounting changes................         25,159          25,080           41,409         42,291
Minority interest in net loss of consolidated
     subsidiary, net of income taxes of $242
     and $279....................................            390             390              451            451
                                                        --------        --------       ----------     ----------

Income before cumulative effect of accounting
     changes.....................................         25,549          25,470           41,860         42,742
Cumulative effect of accounting changes..........              0               0          (43,975)       (49,098)
                                                        --------        --------       ----------     ----------

Net income (loss)................................       $ 25,549        $ 25,470       $   (2,115)    $   (6,356)
                                                        ========        ========       ==========     ==========

Basic net income (loss) per share:
Income before cumulative effect of accounting
     changes.....................................          $0.22           $0.22           $ 0.37         $ 0.38
Cumulative effect of accounting changes..........           0.00            0.00            (0.39)         (0.43)
                                                           -----           -----           ------         ------
     Net income (loss)...........................          $0.22           $0.22           $(0.02)        $(0.06)(a)
                                                           =====           =====           ======         ======

Net income (loss) per share, assuming dilution:
Income before cumulative effect of accounting
     changes.....................................          $0.20           $0.20          $ 0.33          $ 0.34
Cumulative effect of accounting changes..........           0.00            0.00           (0.33)          (0.37)
                                                           -----           -----          ------          ------
     Net income (loss)...........................          $0.20           $0.20          $ 0.00          $(0.03)
                                                           =====           =====          ======          ======

(a) Results do not add due to rounding

                     Charming Shoppes, Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)

                                                          Thirteen Weeks Ended         Thirty-nine Weeks Ended
                                                            November 2, 2002              November 2, 2002
                                                            ----------------              ----------------
(in thousands, except per share amounts)              As Reported       Restated      As Reported      Restated
                                                      -----------       --------      -----------      --------
Net sales........................................       $542,332        $542,332       $1,811,255     $1,811,255

Cost of goods sold, buying, and occupancy
     expenses....................................        389,748         391,047        1,269,802      1,269,658
Selling, general, and administrative expenses....        148,323         148,323          458,870        458,870
Restructuring credit.............................         (1,351)         (1,351)          (1,351)        (1,351)
                                                        --------        --------       ----------     ----------
Total operating expenses.........................        536,720         538,019        1,727,321      1,727,177
                                                        --------        --------       ----------     ----------

Income from operations...........................          5,612           4,313           83,934         84,078

Other income, principally interest...............            698             698            1,861          1,861
Interest expense.................................         (4,667)         (4,667)         (17,147)       (17,147)
                                                        --------        --------       ----------     ----------

Income before income taxes and cumulative
     effect of accounting changes................          1,643             344           68,648         68,792
Income tax provision.............................          1,177             672           26,773         26,829
                                                        --------        --------       ----------     ----------
Income (loss) before minority interest and
     cumulative effect of accounting changes.....            466            (328)          41,875         41,963
Minority interest in net loss of consolidated
     subsidiary, net of income taxes of $22
     and $301....................................             36              36              487            487
                                                        --------        --------       ----------     ----------

Income (loss) before cumulative effect of
     accounting changes..........................            502            (292)          42,362         42,450
Cumulative effect of accounting changes..........              0               0          (43,975)       (49,098)
                                                        --------        --------       ----------     ----------

Net income (loss)................................       $    502        $   (292)      $   (1,613)    $   (6,648)
                                                        ========        ========       ==========     ==========

Basic net income (loss) per share:
Income before cumulative effect of accounting
     changes.....................................          $0.00           $0.00           $ 0.37         $ 0.37
Cumulative effect of accounting changes..........           0.00            0.00            (0.38)         (0.43)
                                                           -----           -----           ------         ------
     Net income (loss)...........................          $0.00           $0.00           $(0.01)        $(0.06)
                                                           =====           =====           ======         ======

Net income (loss) per share, assuming dilution:
Income before cumulative effect of accounting
     changes.....................................          $0.00           $0.00           $ 0.35         $ 0.35
Cumulative effect of accounting changes..........           0.00            0.00            (0.33)         (0.37)
                                                           -----           -----           ------         ------
     Net income (loss)...........................          $0.00           $0.00           $ 0.01 (a)     $(0.02)
                                                           =====           =====           ======         ======

(a) Results do not add due to rounding

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CHARMING SHOPPES, INC.
                                                    ----------------------
                                                        (Registrant)




Dated: March 18, 2003                               By:  /S/ ERIC M. SPECTER
                                                    ------------------------
                                            Name:   Eric M. Specter
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer